 Exhibit .99.1

Across America Real Estate
Development Corp.
1660 Seventeenth Street
Suite 450
Denver, Colorado 80202

Dear Sirs:

We have read Item 4.02 of Across America Real Estate Development Corp.’s Form 8-K, dated July 28, 2006, and are in agreement with the statements contained therein as they relate to us.

Very truly yours,

/s/ Cordovano and Honeck LLP
Cordovano and Honeck LLP
Englewood, Colorado